ORGANIZATION	12 Months Ended
Dec. 31, 2011
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION

NOTE 1 - ORGANIZATION

The following is a summary of some of the information contained in this document. Unless the context requires otherwise, references in this document to “Two Rivers Water Company,” or the “Company” is to Two Rivers Water Company and its subsidiaries.

Two Rivers Water Company acquires and develops high yield irrigated farmland and the associated water rights in the Huerfano and Cucharas Rivers watershed in Southeastern Colorado.

The Company owns a 91% interest in the Huerfano Cucharas Irrigation Company, a mutual irrigation company, which interest was purchased in 2010. The Company also purchased the Orlando Reservoir and Butte Valley water rights in February 2011. The Company currently has the right to store 15,000 acre-feet of water1 within the Huerfano and Cucharas river watershed. When the Company’s reservoirs are fully restored, they will have the ability to store in excess of 70,000 acre-feet of water. The Company also has the right to divert from the natural flows of the two rivers in excess of 50 cubic feet per second which historically yields 15,000 acre-feet of water annually, subject to river conditions and competing uses.

The 15,000 acre-feet average is based on a 50+ year period of record and also relies on historic studies of these rights by a variety of engineers at various times. It is common practice within the water industry in Colorado to use long periods of time to create reliable averages of water flow. The Company believes that using averages relating to only recent years can be misleading. If one of those years was particularly dry or wet, it would skew the averages. For example, in four out of the last ten years, there has been an extreme drought in the Western United States and in the Arkansas River watershed, our area of operations. Due to this drought condition, our flow averages for the most recent ten, five and three fiscal years are 8,200 AF, 10,500 AF and 10,400 AF, respectfully. A similar request for the same averages for the decade beginning in 1980 would be about approximately 15,900 AF, 18,500 AF and 17,200 AF.

The Company currently owns approximately 4,700 gross acres of irrigable farmland within the watershed of the Huerfano and Cucharas Rivers, upstream of the Huerfano’s confluence with the Arkansas River. Based on progress in preparing this land for long-term farming, the Company expects that approximately 800 acres of its land will be in production during the 2012 growing season and an additional 2,200 acres of land developed for 2012 fall planting. Each acre of irrigated farmland is capable of producing the equivalent of 200+ bushels of corn or 6 tons of alfalfa during an annual growing season. The Company expects to acquire and develop in excess of 25,000 acres of such farmland within the Huerfano/Cucharas two river watershed within the next five years, subject to capital availability and operational constraints.

The Company expects to acquire and develop the right to divert and store an additional 55,000 acre-feet of water in the two rivers watershed within the next five years.

Two Rivers Water Company plans to operate two core businesses, organic crop production from high yield irrigated farmland and water supply to municipal markets in Huerfano County and the Front Range of Colorado. The Company’s initial crop production will consist of organic premium to supreme alfalfa hay and exchange traded grains. The Company also expects to initiate production of organic vegetable and fruit crops following further development of its water asset portfolio. Based on rotational farm fallowing and other advanced agronomy, the Company expects to be able to support long-term crop production and to supply water on a highly reliable basis for municipal water users within Southeast Colorado.

The Company has expanded operations through various funding mechanisms, which include debt, convertible debt and equity capital. Since inception, the Company has raised and invested over $30 million in assembling and improving assets necessary to support its two integrated businesses. The Company hopes to raise an additional $100 million to support expansion over the next five years in order to fully develop the high yield irrigated farmland and water assets within the Huerfano Cucharas two river basin. We cannot make any assurances that we will be able to raise such funds or whether we would be able to raise such funds on terms that are acceptable to us.

The Company believes it is unique in developing a business model whereby it acquires and develops agricultural assets (both land and associated water rights and facilities) to create a profitable, synergistic relationship between crop production and other water uses in the arid western regions of the United States.

Two Rivers Water Company Corporate Organization

The Company’s organizational structure is illustrated in the above chart. Two Rivers Water Company is the parent company and owns 100% of Two Rivers Farms, LLC and Two Rivers Water, LLC. Two Rivers Farms owns 100% of Two Rivers Farms F-1, LLC and Two Rivers Farms F-2, LLC. Two Rivers Farms also owns unencumbered farmland that will eventually redeveloped and brought into production. Two Rivers Water, LLC owns 91% of the Huerfano-Cucharas Irrigation Company (sometimes referred to elsewhere in this annual report as the Mutual Ditch Company) and 100% of the Orlando Reservoir No. 2 Company LLC.

Two Rivers Farms, LLC (“Farms”) – Our Farming Business

In order to put its water rights and facilities to productive use, the Company formed Farms to manage farms in proximity to our water distribution facilities and has undertaken a program of redeveloping the land, introducing modern agricultural and water management practices including deep plowing, laser leveling and installing efficient irrigation facilities.

During the 2010 growing season, approximately 400 acres of the Company’s land were farmed, primarily for wheat and feed corn, to determine the fertility of the soil and the most efficient and cost effective means of irrigation.

During 2011, the Company developed additional ways to add irrigable acreage. As a result, the Company developed 533 acres in 2011. These additions increased the Company’s farmable acreage to 713. However, because of the extensive drought in the area Farms did not produce a 2011 crop.

Two Rivers Farms F-1, LLC (“F-1”) and Two Rivers Farms F-2, LLC (“F-2”)

On January 21, 2011 the Company formed F-1 to hold certain farming assets and as an entity to raise debt financing for the Company’s expansion of the Farming Business. In February 2011, F-1 sold $2,000,000 in 5% per annum, 3-year convertible promissory notes that also participates in 1/3 of the crop profit from the related land. Proceeds from these notes were used to improve irrigation systems, pay for the farmland and retire seller carry-back debt from the purchase of the Mutual Ditch Company. This allowed water available through the Mutual Ditch Company to be used to irrigate the F-1 farms without encumbrances.

On April 5, 2011 the Company formed F-2 to hold certain farming and water assets and as an entity to raise additional debt for the Company’s expansion of the Farming Business. During the summer of 2011, F-2 sold $5,332,000 in 6% per annum, 3-year convertible promissory notes that also participates in 10% of the crop revenue from the related lands. Further, for each $2.50 borrowed, the lender received a warrant to purchase one common share of the Company’s stock at $2.50. These warrants expire December 31, 2012. Proceeds from these notes were used to acquire the Orlando and additional farmland and to install irrigation systems.

Both F-1 and F-2 lease their farmland and farming assets to Farms as the operator of the Company’s farming activities.

Two Rivers Water Company, LLC (“TR Water”) – our Water Business

During 2011, the Company formed TR Water to secure additional water rights, rehabilitate water diversion, conveyance and storage facilities and to develop one or more special water districts.

The Huerfano-Cucharas Irrigation Company (“Mutual Ditch Company”)

In order to supply its farms with irrigation water, the Company began to acquire shares in the Mutual Ditch Company in order to develop and put to use their water rights on the two rivers. At the time the Mutual Ditch Company was formed in 1944, the water in the two rivers was continuously augmented by groundwater pumped from coal mines that operated in the watershed. The augmented and natural flow of the rivers, along with the water rights and facilities of the Mutual Ditch Company were sufficient to provide reliable irrigation water for the Mutual Ditch Company shareholders and their expanding farm enterprises. However, in the years following World War II, the mines began to cease production and, therefore, stopped pumping groundwater out of the mine shafts and into the river channels. As a result of the reduction in downstream flow in the rivers, the extent of farming in the watershed could no longer be reliably irrigated. In some years, crops failed for lack of late summer irrigation water and, over time, once thriving farms withered. Because of such failures and the reduced flow in the rivers, the shareholders of the Mutual Ditch Company were unable or unwilling to adequately maintain the water diversion, conveyance and storage facilities. Therefore, at the time the Company decided to invest in the Huerfano/Cucharas watershed, the shares in the Mutual Ditch Company had become less valuable and the residual farming in the area had reverted primarily to pasture and dry grazing.

Beginning in 2009, the Company systematically acquired shares in the Mutual Ditch Company and, as of December 31, 2010, had acquired 91% of the shares, which it continues to own. The shares were acquired from willing sellers in a series of negotiated transactions for cash and the Company’s common shares. As the controlling shareholder, the Company currently operates the Mutual Ditch Company and has undertaken a long-term program to refurbish and restore the water management facilities. In order to determine a fair value of the Mutual Ditch Company, management considered the value of the Company’s stock issued and a third-party valuation of the Mutual Ditch Company and concluded the fair value of the Mutual Ditch Company to be $24,196,000, on December 31, 2010 and 2011. The Mutual Ditch Company assets, liabilities and results are consolidated into the Company’s financial statements.

Orlando Reservoir No. 2 Company, LLC (“Orlando”)

Orlando is a Colorado limited liability company originally formed to divert water from the Huerfano River, for storage in the Orlando Reservoir to be re-timed and used for irrigation of farmland in Huerfano and Pueblo Counties. At the time the Company began investing in the Huerfano/Cucharas watershed, Orlando owned the historic diversion structure, a conveyance system and a reservoir and also owned a small amount of irrigable farmland. However, the water facilities were in deteriorated condition. Beginning in January, 2011, through a series of transactions, the latest of which closed on September 7, 2011, the Company acquired 100% ownership of Orlando (through its wholly-owned subsidiary, TR Water) for a combination of cash, stock and seller-financing. Promptly following the acquisition, the Company began the program for refurbishing the facilities to restore their operating efficiency. The stated purchase price for Orlando was $3,450,000; however, for reporting the financial statements dated September 30, 2011 (and pending the results of the independent appraisal), we used the value of Company stock used as partial consideration, the purchase price was computed as $3,156,750 based on cash paid, the seller carry-back note and 650,000 of the Company’s common shares issued to the seller. The purchase price was allocated $3 million to water assets and $100,000 to farm land. The Company also recorded a forgiveness of debt of $384,000.

Following the purchase of Orlando and considering the refurbishment already underway, Orlando was independently appraised as of January 16, 2012 at $5,195,000, considering agricultural irrigation as its highest and best use. This valuation produced a gain from a bargain purchase of $1,736,000 which was allocated $1,520,000 to water assets and $216,000 to land.

The Orlando assets include not only the reservoir, but also the senior-most direct flow water right on the Huerfano River (the #1 priority), along with the #9 priority and miscellaneous junior water rights. These water rights are now integrated with the Company’s other water rights on the Huerfano and Cucharas River to optimize the natural water supply. In addition, the water storage rights, and the physical storage reservoirs, are critical to water supply reliability in the watershed, because the storage system allows the natural spring runoff from snowmelt to be captured and re-timed for delivery to irrigate crops throughout the growing season. Coupled with the Company’s distribution facilities and farmland, these water diversion and storage rights provide consistent supplies to irrigate and grow our crops.

Approximately 1,500 acres of irrigable farmland in the Butte Valley acquired by the Company in connection with the Orlando purchase (the “Lascar-Butte Acres”) is subject to a conditional right to a repurchase by the sellers. The repurchase option is for $1.00 but is only effective on or after September 7, 2021 and only if the sellers have previously offered to purchase from the Company at least 2,500 SFE (single family equivalent) Taps, and tendered payment of a $6,500 Water Resource Fee per SFE Tap pursuant to an agreement. Under that repurchase scenario, the Company would have already begun providing tap water service to the Lascar-Butte Acres and received a minimum of $16,250,000 in Water Resource Fees from sellers. Also, the sellers of Orlando have the right after twenty years to repurchase Lascar-Butte Acres for $3,000,000.

In 2011 and 2012, the Company made substantial improvements to the Lascar-Butte Acres to restore the farmable land and enhance the associated water rights.  These improvements include but are not limited to installing an irrigation system, rebuilding the outlet works and diversion structure at the Orlando Reservoir, rebuilding the Orlando Ditch, laser leveling the farm land, purchasing nearby land, making filings with the water courts to enhance the water rights, and planting sorghum for harvest. These improvements will allow the Company to commence farming on the Lascar-Butte Acres in 2012 with a crop of sorghum. Through December 31, 2011, the Company expended in excess of $1,269,000 in rebuilding and preparing the Lascar-Butte Acres for farming and developing the associated water rights. The Company believes these substantial improvements satisfy certain obligations under, and terminate, an additional Seller’s option to re-purchase the Lascar-Butte Acres. The seller had an option to repurchase the Lascar-Butte Acres by September 7, 2013, if the Company did not use its best efforts to complete substantial improvements to the Lascar-Butte Acres, or if the Company did not commence farming on Lascar-Butte Acres.

All of Two Rivers’ reservoirs are used for irrigation in a similar manner to other reservoirs in the region, with the exception of Pueblo Reservoir which was also constructed for flood control. Direct flow rights are generally senior to most storage rights but typically do not divert early in the spring when storage rights fill. The Arkansas River basin below Pueblo Reservoir also operates a Winter Storage Program that re-allocates winter direct flow rights to storage in reservoirs from November 15 to March 15 each year.

Discontinued Operations

In early 2009, the Company (then named Navidec Financial Services, Inc.) discontinued its short-term real estate lending and development in an effort to reduce its exposure to credit risk. The wind down of discontinued operations was completed by December 31, 2011.

Management plans for funding future operations

As of December 31, 2011, the Company had $777,000 in demand deposits and $137,000 in highly liquid gold EFTs. Subsequent to December 31, 2011 and prior to March 1, 2012, the Company has raised $1,500,000 from a bridge loan.

1 An acre-foot of water is the amount of water required to cover one acre to a depth of one foot. An acre-foot of water contains 325,851 gallons, generally considered enough water to supply two average households for a year. Annual irrigation of alfalfa in Southeastern Colorado consumes approximately three acre-feet of water per acre of crop.